RADIAN INTERNATIONAL LLC
(A DELAWARE LIMITED LIABILITY COMPANY)

(UNAUDITED)
CONDENSED CONSOLIDATED BALANCE SHEETS, JUNE 30, 1998 AND DECEMBER 31, 1997
---------------------------------------------------------------------------

                                                     JUNE 30,         DEC 31,
ASSETS                                                 1998             1997

CURRENT ASSETS:
   Cash and cash equivalents                      $  1,793,282     $  2,319,038
   Trade accounts receivable, net                   78,324,280       75,969,419
   Inventories                                       5,685,342        4,602,934
   Other current assets                              4,756,489        7,902,832
                                                  ------------     ------------

                Total current assets                90,559,393       90,794,223

PROPERTY AND EQUIPMENT, Net                         30,615,927       32,583,658

GOODWILL, Net                                       16,885,310       17,032,010

RETAINAGE RECEIVABLE                                 6,389,870        6,242,905

OTHER ASSETS                                        12,770,455       13,058,922
                                                  ------------     ------------

TOTAL ASSETS                                      $157,220,955     $159,711,718
                                                  ------------     ------------
                                                  ------------     ------------
LIABILITIES AND MEMBERS' EQUITY

CURRENT LIABILITIES:

   Short-term borrowings                          $ 44,215,334     $ 37,882,381
   Current portion of long-term debt                    -                20,462
   Trade accounts payable                            5,024,389       11,250,385
   Accrued payroll and related items                12,656,220       12,154,016
   Accrued income taxes                                335,775          511,361
   Restructuring and termination liabilities         3,048,958        5,155,748
   Other current liabilities                         9,470,414       13,645,636
                                                  ------------     ------------

                Total current liabilities           74,751,090       80,619,989

EMPLOYEE BENEFIT PLANS                               6,916,749        6,529,643

LONG-TERM DEBT                                          -               204,620

OTHER LONG-TERM LIABILITIES                            512,814          606,590
                                                  ------------     ------------

                Total liabilities                   82,180,653       87,960,842

COMMITMENTS AND CONTINGENCIES

MINORITY INTEREST IN SUBSIDIARIES                      385,145          427,806

MEMBERS' EQUITY                                     74,655,157       71,323,070
                                                  ------------     ------------

TOTAL LIABILITIES AND MEMBERS' EQUITY             $157,220,955     $159,711,718
                                                  ------------     ------------
                                                  ------------     ------------

RADIAN INTERNATIONAL LLC
(A DELAWARE LIMITED LIABILITY COMPANY)

(UNAUDITED)
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 1998 AND 1997
-------------------------------------------------------------------------------

                                                SIX MONTHS ENDED JUNE 30,
                                                 1998                1997

REVENUE:
   Commercial contracts                    $  80,517,485       $  93,018,550
   United States government contracts         56,773,815          63,366,374
                                           --------------      --------------

                Total revenue                137,291,300         156,384,924

COST OF SERVICES AND SALES                    78,859,082          96,505,041
                                           --------------      --------------

GROSS PROFIT                                  58,432,218          59,879,883

OVERHEAD AND GENERAL AND ADMINISTRATIVE
   EXPENSES                                   54,528,498          58,832,720

INTEREST EXPENSE                               1,118,750           1,224,083

GAIN ON SALE OF BUSINESS UNITS                  (965,873)           -
                                           --------------      --------------

INCOME (LOSS) BEFORE INCOME TAXES              3,750,843           (176,920)

PROVISION FOR INCOME TAXES                       248,780          1,260,146
                                           --------------      --------------

NET INCOME (LOSS)                          $   3,502,063      $  (1,437,066)
                                           --------------      --------------
                                           --------------      --------------

See notes to condensed consolidated financial statements.


RADIAN INTERNATIONAL LLC
(A DELAWARE LIMITED LIABILITY COMPANY)

(UNAUDITED)
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
FOR THE SIX MONTHS ENDED JUNE 30, 1998 AND 1997
----------------------------------------------------------------------------------------------------------------------

                                                                                        SIX MONTHS ENDED JUNE 30,
                                                                                      1998                    1997

OPERATING ACTIVITIES:

   Net income (loss)                                                            $  3,502,063             $ (1,437,066)
   Depreciation and amortization                                                   5,797,402                4,160,328
   Gain on sale of business units                                                   (965,873)                       -
   Deferred taxes                                                                    (38,504)              (1,248,510)
   Unrealized gain on investments                                                    418,422                        -
   Currency translation adjustment                                                  (236,920)                 (74,934)
   Changes in assets and liabilities:
      Trade accounts and retainage receivable                                     (2,501,825)             (11,949,221)
      Other receivables                                                            3,463,889               (5,045,387)
      Inventories                                                                 (1,082,409)                 217,409
      Other assets                                                                   214,947                 (882,546)
      Trade accounts payable                                                      (6,225,996)              (6,714,266)
      Accrued payroll and related items                                              502,204                 (146,222)
      Restructuring and termination                                               (2,106,790)              (3,443,000)
      Employee benefit plans                                                         119,904                2,909,884
      Other current liabilities                                                   (4,425,461)               9,049,089
                                                                               --------------           --------------

                Cash used in operating activities                                 (3,564,947)             (14,604,442)
                                                                               --------------           --------------
INVESTING ACTIVITIES:

   Purchases of property, equipment and leasehold improvements - net              (3,541,111)              (2,264,350)
   Proceeds from sale of business units                                            1,102,413                        -
   Investments and other assests                                                    (545,702)               1,021,857
                                                                               --------------           --------------

                Cash used in investing activities                                 (2,984,400)              (1,242,493)
                                                                               --------------           --------------
FINANCING ACTIVITIES:

   Proceeds from short-term borrowings                                            13,784,795               48,205,000
   Repayments of short-term borrowings                                            (7,472,304)             (32,216,727)
   Repayments of long-term debt                                                     (204,620)                 (43,275)
   Tax distributions to members                                                      (84,280)                   -
                                                                               --------------           --------------

                Cash provided by financing activities                              6,023,591               15,944,998
                                                                               --------------           --------------

CHANGE IN CASH AND CASH EQUIVALENTS                                                 (525,756)                  98,063

CASH AND CASH EQUIVALENTS AT BEGINNING OF YEAR                                     2,319,038                1,847,715
                                                                               --------------           --------------

CASH AND CASH EQUIVALENTS AT END OF PERIOD                                      $  1,793,282             $  1,945,778
                                                                               --------------           --------------
                                                                               --------------           --------------

SUPPLEMENTAL DISCLOSURE - Cash paid for interest                                $    450,801             $  1,026,746
                                                                               --------------           --------------
                                                                               --------------           --------------

See notes to condensed consolidated financial statements.

RADIAN INTERNATIONAL LLC
(A DELAWARE LIMITED LIABILITY COMPANY)

NOTES TO UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
-------------------------------------------------------------------------------


NOTE 1 - BASIS OF PRESENTATION:

      The accompanying condensed consolidated financial statements should be read in conjunction with the consolidated financial statements and disclosures included in the Company's 1997 consolidated financial statements for the years ended December 31, 1997 and 1996. The condensed consolidated financial statements include all adjustments (consisting only of normal recurring items) which management considers necessary to present fairly the financial position of the Company as of June 30, 1998 and December 31, 1997 and the results of operations for the six-month periods ended June 30, 1998 and June 30, 1997. Certain items in the prior year's financial statements have been reclassified to be consistent with the 1998 presentation.

      The results of operations for the interim periods are not necessarily indicative of operating results to be expected for the full year.

NOTE 2 - RESTRUCTURING AND TERMINATION ACCRUALS:

      During 1997, the Company reorganized its operations, resulting in the termination of approximately 50 employees, and accrued termination payments of $3,149,000, which will be substantially paid out within 1998. At June 30, 1998 approximately $2,055,000 remains to be expended to complete the restructuring. Additionally, at December 31, 1997, the Company accrued $2,001,000 related to amounts to be paid to three former executives under consulting agreements, at June 30, 1998; approximately $993,000 remains to be paid.

NOTE 3 - INVENTORIES:

      Inventories at June 30, 1998 consisted of the following:
          Raw materials and supplies            $2,369,810
          Work-in-progress                       2,163,149
          Finished goods                         1,152,383
                                                ----------
               Total                            $5,685,342
                                                ----------
                                                ----------

RADIAN INTERNATIONAL LLC
(A DELAWARE LIMITED LIABILITY COMPANY)

NOTES TO UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
-------------------------------------------------------------------------------


NOTE 4 - COMPREHENSIVE INCOME:

      The Company adopted Statement of Financial Accounting Standard (SFAS) No. 130 "Reporting of Comprehensive Income", effective in 1998. SFAS No. 130 established standards for the reporting and display of comprehensive income and its components. Other comprehensive income of the Company consists of unrealized gains or losses on marketable securities, foreign currency translation adjustments, and minimum pension liability adjustments. SFAS No. 130 does not affect the measurement of the items included in other comprehensive income; it affects only where those items are displayed and how they are described.

      Comprehensive income is as follows:

                                                       SIX MONTHS ENDED JUNE 30,
                                                         1998           1997
                                                   -------------  --------------

      Net income (loss)                             $ 3,502,063   $ (1,437,066)
      Other comprehensive income, net of tax:
        Unrealized gain on marketable securities        418,422          -
        Realized loss on marketable securities           -               17,429
        Foreign currency translation adjustments       (236,920)        (74,934)
        Minimum pension liability adjustment           (267,202)        (36,908)
                                                   -------------  --------------
                                                        (85,700)        (94,413)
                                                   -------------  --------------

          Comprehensive income                      $ 3,416,363    $ (1,531,479)
                                                   -------------  --------------
                                                   -------------  --------------



NOTE 5 - SALE OF BUSINESS UNITS

      In February 1998, the Company sold its Materials & Mechanical Engineering business unit to Hartford Steam Boiler Inspection and Insurance Company for $1,102,413. A gain of $965,873 was recognized.

NOTE 6 - SUBSEQUENT EVENT

      On July 31, 1998, the members sold 100% of their interest in Radian International LLC to Dames & Moore Group. In connection with the sale, the sellers or their affiliates forgave the Company's outstanding borrowings of $40,780,843 under the revolving credit agreement.